Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account V

Ameritas Performance II VUL

Prospectus Dated May 1, 2025

Supplement Dated November 6, 2025

On April 21, 2025, Macquarie Group Limited, the parent company of Delaware Management Company ("DMC"), a series of Macquarie Investment Management Business Trust ("MIMBT"), together with certain of its affiliates, and Nomura Holding America Inc. ("Nomura"), announced that they had entered into an agreement for Nomura to acquire Macquarie Asset Management's US and European public investments business. As announced on October 23, 2025, the closing of this transaction is anticipated on or about December 1, 2025 ("Closing Date"), subject to legal and regulatory approvals, client consents, and customary closing conditions. The Closing Date is subject to change.

On June 18, 2025, the Board of Trustees approved the name changes, new investment advisory agreements, and sub-advisor changes of Macquarie VIP Balanced Series, Service Class and Macquarie VIP Science and Technology Series, Service Class (each, a "Fund" and together, the "Funds") to be effective on the Closing Date. The closing will result in the automatic termination of each Fund's investment advisory agreement and applicable sub-advisory agreements.

At the joint special shareholder meeting held on September 10, 2025, Fund shareholders approved the proposal to approve a new investment advisory agreement for each Fund. Effective on the Closing Date, DMC will remain the advisor and the sub-advisors listed below will be removed with the exception of Macquarie VIP Balanced Series, Service Class where Macquarie Investment Management Global Limited ("MIMGL") will become an unaffiliated sub-advisor.

•	Macquarie Investment Management Global Limited
•	Macquarie Investment Management Austria Kapitalanlage AG
•	Macquarie Investment Management Europe Limited

Effective on the Closing Date, the name of each investment option, the name of the investment advisor, and the sub-advisor(s) are updated in Appendix A of your prospectus as follows:

CURRENT INFORMATION	UPDATED INFORMATION
Macquarie VIP Balanced Series, Service Class	Nomura VIP Balanced Series, Service Class
Delaware Management Company /	Delaware Management Company
Macquarie Investment Management Global Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Europe Limited	Macquarie Investment Management Global Limited
Macquarie VIP Science and Technology Series, Service Class	Nomura VIP Science and Technology Series, Service Class
Delaware Management Company /	Delaware Management Company
Macquarie Investment Management Global Limited

All other provisions of your Policy remain as stated in your Policy and prospectus as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2885 11-25